SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                                 May 20, 1996
            --------------------------------------------------
             Date of Report (Date of earliest event reported)


                           DATAMARK HOLDING, INC.
               ---------------------------------------------
          (Exact name of Registrant as specified in its charter)


  Delaware                        000-20771                     87-0422824
(State or other                (Commission File               (IRS Employer
jurisdiction of                  Number)                   Identification No.)
Incorporation)


                     348 E. Winchester St., Suite 220
                        Salt Lake City, Utah 84107
                 (Address of principal executive offices)
                                (Zip Code)

                              (801-268-2202)
           (Registrant's telephone number, including area code)

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Item 5.  Other Events.
- -----------------------------
    On May 20, 1996, the Company announced the completion of its recent private placement offering. As a result of the placement and the exercise of certain warrants issued in the placement, 1,983,456 shares of common stock were issued subsequent to March 31, 1996. Subsequent to March 31, 1996 the Company received approximately $13,700,000 in net proceeds from the sale of such shares and reduced outstanding stock subscriptions receivable by approximately $2,837,625. As a result of the placement, the Company has approximately 8,063,400 common shares outstanding. Warrants for 306,125 shares issued in connection with the placement remain outstanding.

    The placement was made directly by the Company to institutional investors and accredited investors. In addition to increasing the Registrant's working capital position, the net proceeds of the private placement are expected to be used to purchase computer equipment and to market ValueOne Online, the Company's new online advertising service.

    The following is a pro-forma presentation of the Company's March 31, 1996 balance sheet, as adjusted to reflect the placement.
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                  DATAMARK HOLDING, INC. AND SUBSIDIARIES
                         PRO-FORMA BALANCE SHEETS


ASSETS
- ------
                          March 31,
                            1996                               Pro-Forma
ASSETS                   Historical       Adjustments         March 31, 1996
- ------                   ----------       -----------         --------------

Current Assets

  Cash                  $   226,109       16,286,585             16,512,694

  Trade accounts
    receivable              332,378                                 332,378

  Notes receivable
    from officers             1,000                                   1,000

  Accounts receivable -
    stock subscriptions   4,500,000       (2,837,625)             1,662,375

  Notes receivable
    from shareholders             0                                       0

  Inventory                  86,460                                  86,460

  Income taxes
    receivable                9,304                                   9,304
                          ---------                              ----------
      Total Current
          Asset           5,155,251                              18,604,221
                          ---------                             -----------

Property and Equipment

  Computer Equipment        694,346                                 694,346

  Automobiles                40,525                                  40,525

  Printing equipment        243,556                                 243,556

  Office equipment          182,348                                 182,348

  Furniture, fixtures
    and leasehold
    improvements            123,752                                 123,752
                         ----------                                --------

     Total Property
       and Equipment      1,284,527                               1,284,527
                         ----------                              ----------

  Less: Accumulated
    depreciation           (472,708)                               (472,708)
                         -----------                              ----------

     Net Property and
       Equipment            811,819                                 811,819
                         -----------                             -----------

Other Assets                 41,709                                  41,709
                         -----------                             -----------

TOTAL ASSETS             $6,008,779                             $19,457,739
                         ===========                            =============
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                          March 31,
                           1996                                   Pro-Forma
                         Historical         Adjustments        March 31, 1996
                        ------------        -----------        --------------

LIABILITIES AND
STOCKHOLDERS' EQUITY
- --------------------


Current Liabilities

  Accounts payable       $   600,529                                 600,529

  Accounts payable
     commissions             450,000          (283,763)              166,237

  Accrued liabilities         84,453                                  84,453

  Deferred revenue                --                                      --

  Accrued income taxes        13,250                                  13,250

  Notes payable -
    related parties          234,422                                 234,422

  Notes payable -
    current portion           27,054                                  27,054
                           ---------                               ---------

     Total Current
       Liabilities         1,409,708                               1,125,945
                           ---------                               ---------

Long-Term Note Payable       520,796                                 520,796
                           ---------                               ---------

Stockholders' Equity

  Preferred stock -
   $0.0001 par value;
   2,500,000 shares
   authorized; no
   shares issued                   -                                       -

  Common stock -
   $0.0001 par value;
   20,000,000 shares
   authorized; 6,079,953
   shares issued and
   outstanding, historical,
   8,063,409 shares issued
   and outstanding pro-forma    608                 198                  806

  Additional paid-in
    capital               5,502,906          13,597,663           19,100,569

  Deferred offering costs  (134,862)            134,862                    0

  Retained earnings
    (deficit)            (1,290,377)                              (1,290,377)
                         -----------                              -----------

     Total Stockholders'
        Equity            4,078,275                               17,810,998
                         -----------                              -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY     $6,008,779                              $19,457,739
                         ===========                             ============
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    The accompanying Pro-Forma Balance Sheets present the Company's unaudited
March 31, 1996 balance sheets, as adjusted on a pro-forma basis to reflect the issuance of 1,983,456 shares of common stock subsequent to March 31, 1996 and the payment of certain stock subscriptions receivable outstanding at March 31, 1996. No adjustment has been made to reflect operating losses incurred subsequent to March 31, 1996.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DATAMARK HOLDING, INC.



Date July 19, 1996        By    /s/ Chad Evans
                               -------------------------------------------
                                Chad Evans, Chief Executive Officer

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